                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):               APRIL 13, 2000



                            CITY NATIONAL CORPORATION
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                             1-10521                          95-2568550
------------------------------------       ----------------------       -------------------------------
  (State or other jurisdiction of            (Commission file            (IRS employer identification
          incorporation)                           number)                           no.)


City National Center
400 North Roxbury Drive, Beverly Hills, California               90210
-----------------------------------------------------    ----------------------
      (Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code           (310) 888-6000
                                                       ------------------------


                                 Not applicable
                  --------------------------------------------
          (former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS.

         On April 13, 2000, City National Corporation issued a press release reporting its financial results for the quarter ended March 31, 2000.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99.1 Press release dated April 13, 2000 reporting financial results for the quarter ended March 31, 2000.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CITY NATIONAL CORPORATION



April 17, 2000                                /s/   Barbara S. Polsky
                                              ---------------------------------
                                              Barbara S. Polsky
                                              Executive Vice President,
                                              General Counsel and Secretary